Exhibit 99.1 Investor Presentation 2024

Safe harbor This investor presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which Noventiq operates, and the beliefs and assumptions of the company's management. These forward-looking statements can be identified by the use of forward-looking terminology, including the terms “targets”, “believes”, “expects”, “estimates”, “projects”, “anticipates”, “intends”, “plans”, “may”, “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. Forward-looking statements appear in a number of places and include, without limitation, statements regarding Noventiq's future financial position, business strategy, budgets, projected costs, plans, and objectives of management for future operations, as well as statements regarding the proposed transaction and potential market opportunities. Forward- looking statements involve risks and uncertainties, some of which are beyond Noventiq’s control, that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: general economic and business conditions; the impact of competitive products and pricing; the ability to offer vendors’ products for sale to customers and to earn incentives on such sales; demand for Noventiq’s services and solutions; the ability to achieve operating synergies from acquired businesses; the successful integration of acquired businesses; breaches in cybersecurity or disruption to IT systems; the ability to attract, hire, train and retain experienced personnel; fluctuations in currency exchange rates; the ability to comply with the laws and regulations across the markets in which Noventiq operates; and other risks and uncertainties detailed from time to time in Noventiq's filings with regulatory authorities. Forward-looking statements speak only as at the date of this investor presentation, and Noventiq does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Forward-looking statements involve a number of judgments, risks and uncertainties and no representation is made that any forward-looking statements will come to pass or that any forecast result will be achieved. Prospective investors are cautioned not to place undue reliance on these forward-looking statements. This investor presentation also contains certain financial measures that are not recognized under International Financial Reporting Standards ( IFRS ), including Adjusted EBITDA excluding share based compensation, recurring revenue, and growth in constant currency. These non-IFRS measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with IFRS. These non-IFRS measures are not defined under IFRS, and other companies may calculate such measures differently or may use such measures for different purposes than Noventiq does, limiting the usefulness of such measures as comparative measures. Noventiq believes that these non- IFRS measures provide useful information to investors and others in understanding and evaluating the company's operating results and future prospects. However, the non- IFRS financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of Noventiq's results as reported under IFRS. 2

Noventiq drives digital transformation in high growth emerging markets, leveraging global expertise and partnerships to deliver superior local outcomes 3

At a glance

Market Leading Expertise

We bring a **portfolio of market-leading software, cloud infrastructure, and technology services solutions** to a global customer base

Guiding customers through their digital transformation, we bring the **emerging markets** and leading technology providers together **to drive global growth**

Global Scale

Focusing on markets projected to grow to

~**$500B** by 2025*, operating in nearly **60** countries across Asia, Latin America, Europe, and MENA



Rapid Financial Growth

38%
Revenue CAGR
FY22A-FY24E

$475M/$38M
FY24E Rev / adj. EBITDA ex.SBC

$402M/$30M
FY23A Rev / adj. EBITDA ex.SBC

$248M/$35M
FY22A Rev / adj. EBITDA ex.SBC

Technology Partners

Strategic global partner with tech leaders

Adobe, vmware, cisco, ORACLE, Microsoft, DELL Technologies, aws, Google, CROWDSTRIKE, CHECK POINT, CLOUDFLARE

Leading Customers

We deliver solutions and services to **Large and Mid-Size customers** across the emerging markets

The Noventiq platform covers a **diverse customer base** with ~90% of our revenue coming from ~1K customer accounts.

Small customers served through low touch Noventiq Digital Platform and inside sales.

Strategic M&A and World Class Team

16
acquisitions expanding local expertise globally and leading sector consolidation wave

6,400
agile workforce provides global coverage, local market relevance and customer intimacy, driving retention, cross-sell and upsell opportunities

Notes: Adjusted EBITDA excluding share based compensation
FY22 ended 3/31/22, FY23 year ended 3/31/23, FY24 year ending 3/31/24: $ in USD.
Sources: Company data, *STAX (fka AMR International) Strategic Market Support Report.

4

Noventiq leads the adoption of technology Successful Proven Driving Model Leader Innovation Emerging markets are rapidly adopting Noventiq executes consistently Noventiq and its strategic technology proven technologies creating and delivers quality services to its partners like Microsoft are at the significant value for all users customers globally forefront of the next wave of innovation Cloud End-to-end Data & Analytics Enterprise Software & Cyber Security Customization Machine Learning Services Platforms Artificial Intelligence Noventiq is successfully delivering digital transformation at scale 5

At the heart of the Digital Transformation ecosystem Software Cyber and SaaS Security Professional Strong sales team channel & platforms Best-in-breed Delivering Business Partnerships Outcomes Cloud and Digital Solutions Infrastructure and Future Strategic Quality Services Workplace Services partnerships Hardware AI & Data Noventiq solves complex challenges in high-growth emerging markets 6

Noventiq has multiple levers of growth Market Centers of gravity: Microsoft & India (Core Market Focus) Expansion Portfolio Expansion Sales Channel Expansion Continued expansion Organic growth globally and within expansion aided identified strategic by strategic M&A emerging markets Breadth and depth of portfolio offering that is highly valued by customers Efficient sales engine, meeting customers India core market Modern-Infra where it is most focus, with Data & AI Acquisitions provide convenient for them expansion across Cybersecurity path to rapid south-east Asia and Future Workplace expansion in new and other key emerging App Modernization & existing markets Cross & upsell markets Customization Driving digital transformation across high growth emerging markets 7

Strategic growth with key partners in core geographies Noventiq: Revenue growth Noventiq: India revenue growth (Fiscal Year End 3/31) (Fiscal Year End 3/31) $90 $42 $475 $402 $18 $248 FY22A FY23A FY24E FY21A FY22A FY23A GP margin 47% 44% 41% CAGR 30% Broad based by segment… all 3 verticals growing Strong double digits Broad based by geography… particular strength in APAC & EMEA Noventiq: Microsoft billings growth Noventiq India: Microsoft billings growth (Fiscal Year End 3/31) (Fiscal Year End 3/31) Customer billings Customer billings $1,143 $876 $535 $449 $602 $254 FY21A FY22A FY23A FY21A FY22A FY23A 8 USD $M . *FY23 reported YoY growth

Led by a highly experienced team Leadership Team Board of Directors HERVÉ SERGEY JERRY HERVÉ TESSLER JACQUES GUERS TESSLER CHERNOVOLENKO LETTER CEO, member of Chairman of the Board CEO President & COO CFO & Head of INED the Board Corporate Development KARL ROBB SERGEY CHERNOVOLENKO • Former CFO & COO of Corner • IT industry veteran with over 25 • Former Xerox EVP and President of Independent COO, member of Growth Acquisition Corp. years of experience INED Non-Executive Director the Board International Operations leading • Over 25 years of experience • Developed business plans of Serving board member for EPAM operational teams across more than across U.S. public markets, several international 150 countries corporate finance, and global companies gaining significant • Former President of Developing MARC KASHER ROY HARDING operations and finance in senior multi-national experience Markets Operations and President of Independent Executive leadership roles, including as a Corporate Operations. INED Non-Executive Director Director member of Airbnb’s global • Former senior roles in Brazil / Latin leadership team America, Central & Eastern Europe, Israel and Turkey Board transition underway to result in a structure with an independent majority at De-SPAC Leadership and Board past experience MARINA SHVOEVA ATUL AHUJA GARETH TIPTON Global Chief Compliance Chief Human Chief Technology Resources Officer Officer Officer & VP Legal ANDREW MORRISON ROY HARDING STEVEN SALTER VP , Corporate SVP of Corporate VP, Strategic Operations Integrations Affairs 9

Key investment highlights 1 Leading enabler of digital transformation (DX) and cybersecurity 2 Global focus on high-growth emerging markets with significant India presence 3 Strategic tech partnerships including Microsoft & AWS widen competitive moat 4 Recognized leader across multi-cloud, software and AI 5 Consolidator with track record of successful M&A 6 Inclusive culture, industry-leading talent and exceptional local access 7 Rapidly expanding revenue with history of profitable growth 10

GLOBAL CAPABILITIES

Noventiq end-to-end solutions & services portfolio Software and hardware solutions provider Comprehensive Services Portfolio Software & Future Hardware Data & AI Cloud Workplace Modern Infrastructure Provide full suite of products Multiple revenue streams App Modernization Cybersecurity Services & Customization Subscription 42% 5% • High-proficiency• Own methodologies Software 12% • Deep expertise• External recognition $402M FY23 Revenue • Highest cloud statuses• Developed nation quality 13% • Digital platforms to • Proximity to customers 28% support customer success and talent Cloud Hardware 12

Market opportunity in global emerging markets


$5.3 Trillion *
2025 Estimated Global IT Market
Growing 8% CAGR 2021-2025
~$500 Billion*
Focus Markets
2025 estimated addressable IT market in emerging markets
$81 Billion*
India
Addressable IT Market 2025



India Market Focus

Great Place To Work. Certified DEC 2023 - DEC 2024 INDIA

- **124% revenue** CAGR FY21-23
- **4** Strategic acquisitions in 3 years
- **CrowdStrike** Partner of the year 2023 (VPS)
- **Top** Microsoft Partner
- India's IT market is expected to grow at **11% p.a. to 2025**

Within massive TAM - Noventiq focuses on large and high growth emerging markets

Sources: Company data. * STAX (fka AMR International) – Strategic Market Support Report

13

Large and growing emerging market opportunity – driven by cloud and software Large and growing underlying market… …with increasing digitalization from current levels Emerging Markets IT spend, $B USD IT Spend as % of GDP Addressing key pockets of growth CAGR ’21-’25E 24% $497 4.5% Cloud $355 10% 1.6% Software $89 2006A 2021A 2025E Target Markets Developed Markets Indexing to developed markets = penetration and growth upside 14 Sources: STAX (fka AMR International) Strategic Market Support, Emerging Markets IT Spend in 2006 based on AMR market sizing model.

Microsoft and Noventiq – key strategic partners

Microsoft is the prime digital transformation tech vendor globally and is the first choice in emerging markets

~$45Bn
MSFT Emerging Market Revenue*

Note: $ in USD

Microsoft partners with Noventiq in emerging markets

Microsoft channel split in emerging markets (Cloud)


Direct 5%**
Indirect
95%

Microsoft – Noventiq partnership is time-proven and successful

Total Microsoft customer billings by Noventiq ($M)


38%
CAGR
$602
$876
$1,143
FY21
FY22
FY23

Microsoft & NOVENTIQ

Sources: *Microsoft Emerging Market revenue from Factset estimate – FY23
** STAX (fka AMR International) – Strategic Market Support Report

15

Cloud adoption drives demand for solutions and services

More cloud consumption helps drive more services, which drives more customer intimacy

Cloud + Software demand provides entry point building recurring revenue base…


Subscription
5%
Software
12%
Services
42%
Cloud
13%
$402M
FY23 Revenue
28%
Hardware

…value-added Services and cross-sell expansion drive profitability


Subscription
10%
Software
11%
Hardware
11%
Services
41%
$176M
FY23 Gross Profit
27%
Cloud

Serving cloud demand allows for successful land & expand with additional profitable portfolio

Note: Percentages are rounded. Recurring Revenue includes Subscription, Cloud and Noventiq's own public and private cloud services.

16

Comprehensive portfolio: Cloud Migrating customers with legacy infrastructure to the Cloud, leapfrogging customer capabilities, enhancing flexibility, scalability and operational efficiency on cloud-based systems Enable businesses to tailor the resources precisely to evolving needs, fostering a dynamic and Scalability responsive infrastructure for optimal performance and growth Security Measures Cloud environments tailored for effective data protection and regulatory adherence Cloud solutions & Cloud-centric solution for streamlined operations and enhanced focus on core objectives services Major Technology Case study: Cloud Migration Markets: India Problem: AllCargo's outdated hardware caused problems: absence of updates, security patches, and expired licenses, resulting in hardware failures and data loss Solution: • Reviewed legacy infrastructure and business needs, determined go-forward solutions • Modernized technology stack via Azure migration, established disaster recovery, ensuring backup compliance, enabled individual user access through Bastion services, and addressed DFS structure concerns 17

Comprehensive portfolio: Digital transformation Helping customers with leading DX solutions to modernize workflows, drive efficiency & innovation and improve security Future-of-work Building next-gen collaboration environments using best partners’ tech and our own products solutions & services Cybersecurity Securing digital assets & environments with comprehensive portfolio of solutions & services Software & Building digital solutions using the best software from key vendors, engineering and developing Customization applications, and delivering tools to better manage digital and software/IT assets services Case study: Data protection Major Technology Markets: Broader India Market Problem: Strictly regulated pharmaceutical customer had data security issues for highly sensitive information Solution: • Noventiq experts identified data security and regulatory vulnerabilities • Created a best-in class solution, incorporating partner technology from Forcepoint • Resulted in high level of data visibility and complete protection for Personally Identifiable Information (PII) and IP, in compliance with regulations 18

Comprehensive portfolio: Artificial Intelligence

Bringing AI technology to customers with our own solutions and services to revolutionize insights and drive future growth

Analytics & AI	Deep expertise with customer deployments across platforms Azure Fabric, AWS RedShift, Google Big Query with Data Analytics & AI
Enterprise AI	Industry focused AI enabled Solutions - CRM, Conversation AI Platform, Document Management System
Microsoft Copilot	Cross industry AI enable with Copilot services around Workplace, GitHub & Security
Generative AI at work	Deploying Gen-AI with fluency of ChatGPT & enterprise-grade compliant knowledge & content

Case study: Artificial intelligence

Raiffeisen BANK

Markets: Central Europe

Problem: Raiffeisen Bank wanted sophisticated CRM and compliant assistant for customers

Solution:

- Deploying Noventiq's own IP – Weaver AI, Selecta AI CRM
- Properly integrates with core banking and complies with industry regulations
- Handles queries with very high precision, allowing customers to use the assistant for all their transactions without utilizing other channels

Major Technology

Microsoft

aws

Google

NOVENTIQ

OpenAI

databricks

19

Proven ability to inspire corporate change Leveraging the platform we built to improve the lives of our employees across each of our markets globally Key Commitments Successful Outcomes Headquartered in London, ensuring higher oversight & global regulatory Strong corporate governance & standards compared to competitors in compliance provides robust framework as emerging markets a foundation for growth Invests in our people with in-market Partner of choice for global institutions training, competitive payroll and that seek institutional grade infrastructure benefits, and other programs similar to and frameworks developed market peers which drives stronger employee engagement Investing in local teams in markets provides strong reputational externalities Brings management best practices, within those communities diversity and inclusion to offices worldwide, preserving human rights and dignity in our workplace and beyond 20 Our ethos attracts talent

Our team is our competitive advantage

Client intimacy is critical in diverse and emerging markets

~4,500 Engineers, Developers, Delivery and other IT specialists

~940 Motivated sales & marketing force

Sales coverage & client intimacy in diverse markets, supported by high tech community with annual vendor accreditations
Global & Local centralized SME's (AWS & Azure India GDCs & field-based engineers & pre-sales experts (customer intimacy))
Localized support functions reflecting language, culture & decentralized country model

… award-winning corporate workplace investing in decentralized local talent globally…

Great Place to Work Certified

glassdoor ★ ★ ★ ★

…long history in the marketplace with industry leading certified experts…

~30 years *Experience in IT market*

600+ Microsoft Learning *Microsoft Certified Experts*

… driving a highly engaged and successful team across the entire globe

76% *Employee Engagement Index* *

Industry expertise and local talent enable our global success

Company data. Headcount stats as at 30 September 2023. *EEI August 2023.

21

Market Expansion Core - double down * * ✓ Rapid Growth in existing core markets $5.3 Trillion 2025 Estimated Global IT Market Development - scale growing 8% CAGR 2021-2025 ✓ Established presence, scaling rapidly Nascent & Future – invest * ~$500 Billion ✓ Presence, key market / TAM - Investment in scaling Focus Markets ✓ New territories 2025 estimated addressable IT market in emerging markets * $81 Billion Market focus India Addressable IT ✓ India is the core-market focus Market 2025 ✓ Additional rapid expansion across south-east Asia ✓ Key markets in Vietnam, Malaysia, Philippines ✓ 15% CAGR 2021-2025 (DX)✓ Targeted growth in select countries across EMEA, RoE and LATAM ✓ 24% CAGR 2021-2025 (Cloud) ✓ 10% CAGR 2021-2025 (Software) Organic & Inorganic growth ✓ Expansion within existing markets and into ✓ Successful track record new markets ✓ Strong M&A pipeline for expansion into new markets & products With massive TAM - Noventiq focuses on large and high growth emerging markets Sources: Company data. * STAX (fka AMR International) – Strategic Market Support Report

Established track record of successful acquisitions M&A driven growth provides path to rapid expansion in new and existing markets, fueling organic growth FY21 FY22 FY23 Scale in priority markets New geographies Vendor and service portfolio expansion Owned and Custom Developed Software Strong track record of M&A with robust pipeline for future inorganic growth 23 Note: Includes selected acquisitions completed by Noventiq.

Organic growth accelerated by acquisitions

Case Study: Growing India from new entrant to market leader

Noventiq India Revenue

($M)



124%
Revenue CAGR (FY21-23)
$1
$18
$42
$90
FY14
FY21
FY22
FY23

Noventiq India: Microsoft billings growth

Customer billings



45%
Customer Billings CAGR
$254
$449
$535
FY21A
FY22A
FY23A

Strategic M&A provides multiple organic growth catalysts

1 Organic Growth

Consistent execution drives sustainable growth

- Launched in 2014
- 124% Revenue CAGR (FY21-23)
- Driven by superior sales execution in organic growth (151% CAGR before Embee acquisition)

2 Market Expansion

Acquire strong companies in local markets to drive immediate scale

- Embee acquisition moved Noventiq to No 1 spot in Microsoft solutions in India
- Complementary geographic presence and portfolio

3 Portfolio Expansion

Opportunities to cross-sell more and bring more value

- Umbrella Infocare acquisition brought Noventiq to the forefront of Indian AWS market
- Strengthened Data & Analytics
- Acquisition of VPS brought a portfolio of cyber-sec services

4 Channel Expansion

Expanded products and capabilities broaden channel opportunities

- G7CR acquisition opened the growing digital natives market in India for Noventiq
- Led to the expansion of our Global Delivery Center

24

FINANCIALS

Proven ability to grow rapidly in emerging markets Revenue by Geography Revenue $550M FY25E Adj. EBITDA excl. SBC $46M EMEA LATAM 34% 8% Revenue $475M FY24E Adj. EBITDA excl. SBC $38M $402M FY23A Revenue 26% APAC Revenue $402M 32% FY23A Adj. EBITDA excl. SBC $30M RoE Revenue $248M ~60 FY22A Adj. EBITDA excl. SBC $35M Countries Note: FY23 year ended 3/31/23, FY24 year ending 3/31/24, FY25 year ending 3/31/25: $ in USD. Reported YoY growth. 26 RoE represents Rest of Eurasia

Demonstrating fast growth and profitability at scale 1 Revenue Summary Gross Profit Summary (Fiscal year end 3/31) (Fiscal year end 3/31) Gross Profit % of Revenue $197 $176 $475 $402 $117 $248 47% 44% 41% FY22A FY23A FY24E FY22A FY23A FY24E 2 Operating Expense Adj. EBITDA excl. SBC Summary Operating Expense (Fiscal year end 3/31) (Fiscal year end 3/31) Investing at FY24 driven by Adj. EBITDA excl. SBC scale starting organic % of Revenue in the second growth, impact % of Revenue half of FY22 of M&A, and $159 and continuing return on $146 $38 through FY23 investments $35 $30 $82 33% 36% 33% 14% 8% 8% FY22A FY23A FY24E FY22A FY23A FY24E Note: FY22 year ended 3/31/22, FY23 year ended 3/31/23, FY24 year ending 3/31/24: $ in USD millions 1. Includes application of IAS 8 to restate Services costs into COGS 2. Excludes Depreciation, Amortization and One-time expenses 27

Supporting FY24 Adj. EBITDA excl. SBC forecast Adj. EBITDA excl. SBC FY22 – FY24 Bridge Related Notes (Fiscal year end 3/31) Related to business disruptions in 1 Ukraine, Belarus, Central Eastern Europe (“CEE”) and the Baltics due to Ukraine war 2 11 Corporate investment as a new (13) 2 38 standalone company 35 23 (2) (3) Investment in significant partnership projects with Microsoft and other 30 3 (10) vendors – became revenue generating in FY24 Business growth including the (5) 4 additional effect of onboarded companies Return on investment due to 5 profitability of projects with key vendors – related to Item 3 FY22 Geopolitical Growth Partnership Business FY23 Geopolitical HQ Business Partnership FY24 Investment Projects growth Investment growth Projects 1 2 3 4 1 2 4 5 Note: FY22 year ended 3/31/22, FY23 year ended 3/31/23, FY24 year ending 3/31/24: $ in USD millions 28

Summary results FY23 Q3YTD, FY24 Q3YTD 1 Revenue Gross Profit Gross Profit % of Revenue $341 $145 – 65.0% $280 $123 60.0% 55.0% 50.0% 45.0% 44% 40.0% 43% 35.0% 30.0% 9 Mths ended 12/31/22 9 Mths ended 12/31/23 9 Mths ended 12/31/22 9 Mths ended 12/31/23 2 Operating Expense Adj. EBITDA excl. SBC Operating Expense Adj. EBITDA excl. SBC % of Revenue % of Revenue $120 $25 $106 – $17 38% 7% 35% 6% 9 Mths ended 12/31/22 9 Mths ended 12/31/23 9 Mths ended 12/31/22 9 Mths ended 12/31/23 .Note: FY23 Q3YTD and FY24 Q3YTD results are as at 12/31/22 and 12/31/23 (unaudited). $ in USD millions 1. Includes application of IAS 8 to restate Services costs into COGS $38M LTM Q3 FY24 Adj. EBITDA excl. SBC 2. Excludes Depreciation, Amortization and One-time expenses 29

Key investment highlights 1 Leading enabler of digital transformation (DX) and cybersecurity 2 Global focus on high-growth emerging markets with significant India presence 3 Strategic tech partnerships including Microsoft & AWS widen competitive moat 4 Recognized leader across multi-cloud, software and AI 5 Consolidator with track record of successful M&A 6 Inclusive culture, industry-leading talent and exceptional local access 7 Rapidly expanding revenue with history of profitable growth 30

TRANSACTION STRUCTURE

Transaction summary

Transaction Summary

- Noventiq to list on the Nasdaq
- $365M Pro Forma Total Enterprise Value
- $395M Pro Forma Equity Market Cap
- 7.9x FY25E Adj. EBITDA
- Selling shareholders will roll 100% of their existing shares

Key Terms

- 1.5M sponsor shares released at de-SPAC
- 1.5M sponsor shares released pro-rata with $50M capital raised
- 2M sponsor shares released at $14, $16, $18 (0.67M each)
- 15M shares granted to existing shareholders (8M at $14, 4M at $16, 3M at $18)
- Sponsor receives 1 Board designee
- Target cash raise of $50M, with no minimum cash requirement for closing

Pro Forma Ownership Breakdown



SPAC Sponsor
7.6%
Existing Holders
79.7%
Public Investors
12.7%

Sources & Uses Detail ($M)

- $106M total transaction cash to Noventiq's Balance Sheet ($50M gross proceeds + $83M existing cash[1] – $27M Fees[1])
- Funds will be used to close strategic acquisitions and for organic growth initiatives including growing the sales team, driving technological integration with key partners, and other working capital uses

Sources of Funds	
Current Shareholder Equity Rollover	$315
SPAC Sponsor Promote	$30
SPAC & Additional Cash Raised	$50
Existing Balance Sheet Cash[1]	$83
Total Sources of Funds	**$478**

Uses of Funds	
Current Shareholder Equity Rollover	$315
SPAC Sponsor Promote	$30
Pro Forma Cash on Balance Sheet	$106
Est. Transaction Fees & Expenses[1]	$27
Total Uses of Funds	**$478**

Detailed Uses	
M&A	$17
Growth Investment (Sales Headcount Growth)	$5
Cash for Operations	$2
Working Capital	$82
Total Cash Uses (PF Cash)	**$106**

Pro Forma Valuation
($M, except per share)

Pro Forma Valuation at $10.00 per Share	
Noventiq Share Price at Closing	$10.00
Pro Forma Shares Outstanding	39.5
Pro Forma Equity Market Cap	**$395**
Plus: Pro Forma Debt	76
Less: Pro Forma Cash	(106)
Pro Forma Total Enterprise Value	**$365**

Noventiq Primary Valuation Metrics	Current @ $10.00
TEV / 25E Adj. EBITDA	7.9x
TEV / 24E Adj. EBITDA	9.6x

Note: Cash and debt estimated as of March 31, 2024
1. Existing balance sheet cash has been adjusted as certain transaction fees & expenses have already been paid to date

32

Key market comparables FY24 EV/EBITDA 21.9x 19.4x 19.0x 14.4x Average: 13.3x 12.9x 9.6x 9.5x 8.3x 7.7x 6.8x FY25 EV/EBITDA 19.2x 17.5x 16.6x 13.3x Average: 12.1x 11.1x 9.8x 7.9x 7.5x 7.5x 6.3x Source: Bloomberg, as of March 8, 2024. Note: Assumes $38M FY24E Adj. EBITDA, $46M FY25E Adj. EBITDA and $365M total enterprise value for Noventiq. 33 EV/Sales and EV/EBITDA ratios are not defined or recognised under IFRS, and the Noventiq’s use and definition of these measures may vary from the other companies presented due to differences in accounting policies or differences in the calculation methodology. As a result, these figures should not be viewed as comparable or as a replacement for measures prepared and reported under IFRS. See “Safe harbor” on slide 2 of this presentation.

If you believe in Microsoft and Digital Transformation If you believe in high growth markets: India If you believe in AI and cybersecurity If you believe in local relevance Believe in Noventiq 34

THANK YOU